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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2002


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                ------------------------------------------------
                      PASS-THROUGH CERTIFICATE TRUST 2001-3
                      -------------------------------------

             (Exact name of registrant as specified in its charter)



        Delaware                    33-36743             applied for
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission           (IRS employee
   of incorporation)                 file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
-------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and Firstar Trust Company (the "Trustee"), on March 15, 2001, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.     Description
               -----------     -----------
                   99.1        Monthly Report delivered to
                               Certificateholders on
                               January 15, 2002.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2002


                                       MANUFACTURED HOUSING CONTRACT
                                       SENIOR/SUBORDINATE PASS-THROUGH
                                       CERTIFICATE TRUST 2001-3

                                       By CONSECO FINANCE CORP.
                                          as Servicer with respect to the Trust


                                       By: /s/ Keith Anderson
                                           -------------------------------------
                                           KEITH ANDERSON
                                           Senior Vice President and Treasurer


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                                INDEX TO EXHIBITS

Exhibit
Number                                                                      Page
------                                                                      ----

 99.1      Monthly Report delivered to Certificateholders                     5
           on January 15, 2002.